UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

Fuse Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1300 Summit Avenue, Suite 670, Fort Worth, Texas 76102

(Address of Principal Executive Office) (Zip Code)

(817) 439-7025

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On August 23, 2016, Fuse Medical, Inc. ("Fuse") issued a $50,000 promissory note (convertible at the holder's sole discretion at $0.08 per share) to an investor in exchange for proceeds of $50,000. The note shall bear interest at 10% per annum. The principal and all accrued interest shall be repaid on the Maturity Date. The Maturity Date on the note is the earlier of: (i) December 31, 2016 or (ii) the closing of a change of control transaction contemplated by the Company and the investor (and or his affiliates). The Company and the investor have not executed any definitive agreements with respect to the contemplated transaction and the Company can provide shareholders with no assurance that any such transaction will be consummated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE MEDICAL, INC.

August 26, 2016	By:	/s/ David Hexter
David Hexter Chief Financial Officer

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